SUPPLEMENT dated November 1, 2005

                              To the PROSPECTUS of

              Mellon Institutional Group of Tax Exempt Bond Funds:
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                Standish Mellon Intermediate Tax Exempt Bond Fund
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund

                             Dated: January 31, 2005
               (as supplemented July 1, 2005 and October 1, 2005)

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     The following information supplements information concerning the Standish
Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund") in the above noted prospectus:

     On October 18, 2005, the Board of Trustees of Mellon Institutional Funds Investment Trust considered and approved a proposal to liquidate and dissolve the Fund. If the shareholders of record of the Fund as of the close of business on November 1, 2005, approve this action at a meeting anticipated to be held on December 22, 2005, the Fund will be liquidated and dissolved as soon as practicable thereafter. It is currently expected that the liquidation and dissolution of the Fund will be effective as of the close of business on December 23, 2005.

     Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Fund's current prospectus.

     In connection with winding up the Fund's affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments











           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE